Share-Based Compensation	6 Months Ended
Jun. 30, 2025
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation
12.
SHARE-BASED COMPENSATION

Compensation expenses recognized for share-based compensation granted by the Company were as follows:

	For the six months ended June 30,
	2024	2025
	US$	US$
Cost of revenues	—	15,689
Selling and marketing expenses	—	179,907
Research and development expenses	—	223,152
General and administrative expenses	—	2,424,953
Total	—	2,843,701

On December 23, 2024, the Company adopted the 2023 Share Incentive Plan II (the “2023 Plan II”). Pursuant to the 2023 Plan II, restricted shares units were granted to its directors, certain employees and non-employee consultants of the Group as approved by the administrator appointed by the board of directors. Shares granted under the 2023 Plan II are generally subject to only service condition but with multiple vesting schedules.

The fair value of each restricted share units granted is estimated based on the fair market value of the underlying ordinary shares of the Company on the date of grant.

The following table summarizes activities of the Company’s restricted shares units granted under the 2023 Plan II:

	Number of ADS Outstanding	Weighted Average Grant Date Fair Value (Per ADS)
		US$
Unvested as of December 31, 2024	1,215,762	2.04
Granted	1,579,450	1.21
Vested	(2,023,328)	1.39
Forfeited	(5,514)	2.04
Unvested as of June 30, 2025	766,370	2.03

For the six months ended June 30, 2024 and 2025, total share-based compensation expenses recognized for the restricted shares units granted under the 2023 Plan II were nil and US$2,843,701, respectively.

As of December 31, 2024 and June 30, 2024, there were US$1,798,215 and US$860,622 of unrecognized share-based compensation expenses related to the restricted share units granted under the 2023 Plan II. Such unrecognized expenses are expected to be recognized over a weighted-average period of 0.96 years and 1.00 years as of December 31, 2024 and June 30, 2024, respectively.